UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 18, 2007

(Date of earliest event reported)

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  1-15168

Delaware	41-1981625
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3311 East Old Shakopee Road,

Minneapolis, Minnesota 55425

(Address of principal executive offices, including zip code)

(952) 853-8100

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On January 18, 2007, Nicholas D. Chabraja notified L. White Matthews, III, Chairman of the Board of Directors of Ceridian Corporation (the “Company”), of his decision not to stand for re-election to the Board of Directors of the Company at its 2007 Annual Stockholders Meeting.  In a letter to Mr. Matthews, Mr. Chabraja stated “I have served for almost nine years and it seems to be a good time to make a change with new management at the helm.  My schedule has become almost impossible.  It is my sense that with several new additions, Ceridian has a very good board. I have enjoyed this Board and my relations with all of the Board members.  Until the annual meeting, I will continue to discharge my responsibilities to the Board and the Company to the best of my ability.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

	By:	/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative
Officer, General Counsel and
Corporate Secretary

Date: January 24, 2007